EXHIBIT 32.1

CERTIFICATION OF PRESIDENT PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Annette Davis, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

    (i)        The accompanying quarterly report on Form 10-QSB for the fiscal quarter ended September, 2006, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

    (ii)        The information in such report fairly presents, in all material respects, the financial condition and results of operations of Golden Valley Development Inc. (the “Company”).

/s/ Annette Davis Annette Davis Director, Principal Executive Officer

Date: November 14, 2006

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.